[Scudder Brazil Fund logo]

The Brazil Fund, Inc.

Annual Report

June 30, 2002

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Brazilian issuers.

The Brazil Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in equity securities of Brazilian issuers

Investment Characteristics

• closed-end investment company investing in a broad spectrum of Brazilian industries

• a vehicle for international diversification through participation in the Brazilian economy

General Information

Executive Offices

The Brazil Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281 or cef.scudder.com

Transfer Agent and Registrar

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Dividend Reinvestment Plan Agent

UMB Bank, N.A.

Legal Counsel

Debevoise & Plimpton

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - BZF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Stockholder Meeting Results

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Investment Manager

<Click Here> Directors and Officers

This report is sent to the stockholders of The Brazil Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholder:

Although there was a brief liquidity-driven reprieve in the fourth quarter of 2001 and the beginning of 2002, there were significant pressures on the Brazilian market for the bulk of The Brazil Fund's fiscal year. Initially, the country was forced to contend with fallout related to neighboring Argentina and its debt difficulties. More recently, an overall increase in risk aversion - fueled by weakening currencies, numerous accounting scandals in the United States and a slowing in global economic recovery - left few markets unscathed and Brazil was no exception. It has also been faced with renewed concerns over its level of debt, though they appear to be a result of market sentiment rather than deteriorating fundamentals.

Despite this challenging backdrop, The Brazil Fund continues to pay out dividends, and its discount to net asset value appears stable, moving within a narrow band. The fund's total return based on net asset value (NAV) was -17.54 percent for the one-year period ended June 30, 2002. Its share price - quoted on the New York Stock Exchange - closed at $12.75 per share, representing a discount of 17.4 percent to NAV. The fund's total return based on share price was -11.67 percent for the one-year period ended June 30, 2002. While market conditions were adverse, the fund was able to demonstrate resilient relative performance when compared with the overall Brazilian market.

Economic Backdrop

Lower growth, a weaker exchange rate and high interest rates renewed concerns about debt dynamics in Brazil. With global credit markets increasingly cautious, refinancing terms have proved more costly. Spreads for the C bond, the benchmark for Brazilian risk, widened to nearly 1,500 basis points over U.S. Treasuries in the latter half of the period. Toward the end of the period, the debt market was trading at levels not seen since the crisis of 1998. The political outlook is unsettled, leading to continued uncertainty in the financial markets. None of the presidential candidates has clearly outlined what he would do to resolve the debt problem in a lasting way.

Nevertheless, any debt plan would have some groundwork in place on which to build. The current government has tackled the debt problem in several ways and has exercised fiscal restraint. Both unemployment and poverty are trending downward, albeit at a modest pace. The trade balance has actually improved of late, and more than $50 billion is available to pay off domestic debt amortizations. The government has also increased its commitment to a primary surplus and approved the CPMF tax extension, which is a tax on financial transactions. As a result, every currency trade, bond deal and local equity transaction gets taxed. Market volatility actually generates revenues in Brazil.

The Brazilian government has responded to the recent market sell-off by raising bank reserve requirements, lowering the foreign reserve floor and announcing the intention of drawing on the $10 billion in multilateral support available to it at the International Monetary Fund. (An additional $30 billion loan was announced in August, after the end of the fiscal year.) The Central Bank also relaxed its inflation target and recently signaled an easing bias in its monetary policies, which gives the market hope for an eventual interest rate cut.

Portfolio Positioning

The fund's outperformance owes largely to our long-standing commitment to investing in companies with the strongest balance sheets, best managements and attractive valuations relative to cash-flow generation. An example of such a stock is iron-ore giant Companhia Vale do Rio Doce (CVRD), which not only has a solid balance sheet and strong cash flows but also is a global competitor and is attractively valued. CVRD was one of the top contributors to performance for the period under review. One of our heaviest sector allocation is in financials, representing an overweight relative to the index. Holdings such as Banco Bradesco also helped buoy the fund's performance. Similarly, our overweight in paper and pulp, specifically Aracruz Celulose, also contributed positively to performance.

In addition to the contribution to performance generated by the fund's holdings of Brazilian blue chips, the closed-end structure has allowed us to take strategic positions in smaller, less liquid companies. One of the best examples is electric-motor manufacturer Weg, a smaller company that has grown to become the largest producer of its kind in Latin America, with a market presence in more than 60 countries around the world. This is an example of a well-managed company whose equity is attractively valued, that a closed-end long-term fund was able to keep an investment in, despite the volatility of the Brazilian market.

By contrast our holdings in the telecommunications sector detracted from performance. Fortunately, the fund was underweight in this sector of the market.

Outlook

The elections are in October. While the outcome of the election is unknown, we believe that the economy appears ably steered by Central Bank President Arminio Fraga and Minister of Finance Pedro Malan. Spending by states and municipalities is constrained by the debt renegotiation agreement with the federal government. Moreover, the current composition of debt is considerably more favorable than the situation inherited by Fraga's team in early 1999. The average maturities of the federal debt have lengthened from approximately four months in the fall of 1998 to 25 months today. Dollar-indexed bonds, a cause of great concern during the last crisis, have decreased to roughly 25 percent of the stock of debt. In addition, while interest rates remain high, real interest rates have come down from an average of 24 percent during the 1990s to 18 percent today. We expect further rate declines after the elections.

Despite political noise and concern on the debt front, the country still reaps the benefits of foreign direct investment, which has continued unabated at approximately $1.5 billion per month. With a market of nearly 200 million consumers, low inflation (under 6 percent, compared with 800 percent 10 years ago) and prospects for economic recovery on the rise, Brazil is still considered an attractive market for foreign investors. Additionally, it is our view that with valuations at attractively low levels on a historical basis, Brazil will benefit significantly once domestic and global investor sentiment shifts in a positive direction.

We appreciate your continued support of The Brazil Fund. We take pride in our family of closed-end funds and look forward to answering any questions you may have about them. Please feel free to contact our Shareholder Services/Information Line at (800) 349-4281.

Sincerely,

Nicholas Bratt
President
and Director

Richard T. Hale
Chairman of the Board
and Director

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Other Information

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 27. You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Share Repurchases

The Board of Directors of The Brazil Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as the Manager believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the year ended June 30, 2002, there were no fund shares purchased by the fund.

Investment Policy Effective July 31, 2002

The fund's investment policy and supporting disclosure was changed to the following, effective July 31, 2002:

Under normal circumstances, the fund's policy is to invest at least 80% of the fund's net assets, plus the amount of any borrowings for investment purposes, in common and preferred stocks of companies registered with the Brazilian Securities Commission and listed on the Brazilian stock exchanges or traded in over-the-counter markets. The Board will provide stockholders with at least 60 days' notice prior to making any changes to this 80% investment policy.

Investment Summary as of June 30, 2002

Historical Information
	Total Return (%)
	Market Value		Net Asset Value[a]		Index[b]
	Cumulative	Average Annual	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	-23.19	-	-21.15	-	-30.39	-
One Year	-11.67	-11.67	-17.54	-17.54	-37.01	-37.01
Three Year	-3.07	-1.04	1.60	.53	-39.58	-15.47
Five Year	-28.93	-6.60	-25.94	-5.83	-66.00	-19.41
Ten Year	90.74	6.67	161.44	10.09	148.79	9.54

Per Share Information and Returns[a]
	Yearly periods ended June 30

	1993	1994	1995	1996	1997	1998	1999	2000	2001	2002
Net Asset Value ($)	18.44	22.38	24.47	26.27	35.71	23.67	17.03	24.01	19.63	15.43
Income Dividends ($)	-	.08	-	.30	.61	.56	.79	.30	.42	.53
Capital Gains and Other Distributions ($)	.53	.93	2.36	.81	.75	2.32	2.27	-	.50	.19
Total Return (%)	33.96	26.58	18.36[c]	22.24[c]	43.88[c]	-23.82	-4.31	43.28	-14.01	-17.54

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
b Bovespa Stock Index ($)
c Total returns would have been lower had certain expenses not been reduced.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of June 30, 2002

Asset Allocation	6/30/02	6/30/01

Equity Securities	97%	96%
Cash Equivalents	3%	4%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	6/30/02	6/30/01

Consumer Staples	19%	18%
Financial	16%	20%
Metals & Minerals	15%	10%
Energy	14%	16%
Communications	11%	13%
Manufacturing	9%	9%
Utilities	7%	7%
Construction	6%	4%
Durables	3%	-
Consumer Discretionary	-	3%
	100%	100%

Ten Largest Equity Holdings (67.3% of Portfolio)
1. Petróleo Brasileiro SA	11.9%
2. Banco Itaú SA	11.2%
3. Companhia de Bebidas das Americas	10.5%
4. Companhia Vale do Rio Doce	8.0%
5. Aracruz Celulose SA	5.5%
6. Weg SA	4.8%
7. Banco Bradesco SA	4.2%
8. Votorantim Celulose e Papel SA	4.0%
9. Gerdau SA	3.9%
10. Tele Norte Leste Participaçoes SA	3.3%

Asset allocation, sector diversification and portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 11. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of June 30, 2002

	Shares	Value ($)
Equity Securities 96.9%
Communications 10.1%
Cellular Telephone 0.8%
Tele Centro Oeste Celular Participaçoes SA (Preferred)	1,055,000,000	1,539,164
Telemig Celular SA "C" (Preferred)	43,400,000	537,889
		2,077,053
Telephone/Communications 9.3%
Brazil Telecom Participaçoes SA (Preferred)	1,364,456,600	7,658,158
Brasil Telecom SA (Preferred)	872,766,839	3,492,304
Brasil Telecom SA (Voting)	11,066,230	36,835
Tele Norte Leste Participaçoes SA (Preferred)	818,807,592	8,205,473
Telemar Norte Leste SA "A" (Preferred)	209,434,100	3,708,111
		23,100,881
Construction 5.5%
Forest Products
Aracruz Celulose SA "B" (Preferred)	6,801,599	13,704,355
Consumer Staples 18.6%
Alcohol & Tobacco 2.9%
Souza Cruz SA (Voting)	1,370,343	7,089,487
Food & Beverage 15.0%
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (Preferred)	388,386,400	6,945,295
Companhia de Bebidas das Americas (Preferred)	167,899,565	26,011,353
Sadia SA (Preferred)	11,262,045	4,346,894
		37,303,542
Textiles 0.7%
Sao Paulo Alpargatas SA (Preferred)	47,579,600	1,735,543
Durables 3.1%
Aerospace
Empresa Brasileira de Aeronautica SA (Preferred)	1,426,632	7,577,720
Energy 13.8%
Oil/Gas Transmission 0.4%
Ultrapar Participaçoes SA (Preferred)	123,748,000	898,312
Oil Companies 13.4%
Petrobras Distribuidora SA (Preferred)	239,800,000	3,718,428
Petróleo Brasileiro SA (Preferred)	1,697,399	29,512,143
		33,230,571
Financial 15.8%
Banks 15.4%
Banco Bradesco SA (Preferred)	2,624,430,768	10,315,574
Banco Itaú SA (Preferred)	491,779,480	27,862,860
		38,178,434
Real Estate 0.4%
San Carlos Emprendimentos e Participaçoes SA (Preferred)	499,904,418	1,097,524
Manufacturing 9.0%
Containers & Paper 4.2%
Dixie Toga SA (Preferred)*	4,309,000	442,496
Votorantim Celulose e Papel SA (Preferred)	271,900,000	9,965,174
		10,407,670
Electrical Products 4.8%
Weg SA (Preferred)	16,026,600	12,031,300
Metals & Minerals 13.9%
Steel & Metals
Companhia Vale do Rio Doce "A" (Preferred)	766,104	19,803,680
Companhia Siderurgica Nacional (Voting)	312,400,000	4,976,939
Gerdau SA (Preferred)	943,600,000	9,790,184
		34,570,803
Utilities 7.1%
Electric Utilities
Centrais Electricas Brasileiras SA "B" (Preferred)	420,000,000	4,000,708
Companhia Energetica de Minas Gerais (Preferred)	542,171,368	6,143,585
Companhia Paranaense de Energia-Copel "B" (Preferred)	1,045,166,700	4,274,673
Companhia Paranaense de Energia-Copel (Voting)	806,742,700	3,242,397
		17,661,363
Total Equity Securities (Cost $171,447,519)		240,664,558

Cash Equivalents 3.1%
Scudder Cash Management QP Trust, 1.93% (b) (Cost $7,757,773)	7,757,773	7,757,773
Total Investment Portfolio - 100.0% (Cost $179,205,292) (a)		248,422,331

* Non-income producing security.
(a) The cost for federal income tax purposes was $179,305,209. At June 30, 2002, net unrealized appreciation for all securities based on tax cost was $69,117,122. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $114,037,239 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $44,920,117.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of June 30, 2002
Assets
Investments in securities, at value (cost $179,205,292)	$ 248,422,331
Brazilian Real, at value (cost $6,928,885)	5,203,995
Receivable for investments sold	504,991
Dividends receivable	1,804,042
Total assets	255,935,359
Liabilities
Payable for investments purchased	1,583,688
Accrued management fee	255,506
Other accrued expenses and payables	286,683
Total liabilities	2,125,877
Net assets, at value	$ 253,809,482
Net Assets
Net assets consist of: Undistributed net investment income	4,395,275
Net unrealized appreciation (depreciation) on: Investments	69,217,039
Real related transactions	(1,964,826)
Accumulated net realized gain (loss)	(6,615,464)
Paid-in capital	188,777,458
Net assets, at value	$ 253,809,482
Net Asset Value per share ($253,809,482 / 16,450,120 shares of common stock issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 15.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended June 30, 2002
Investment Income
Income: Dividends (net of foreign taxes withheld of $1,440,841)	$ 12,986,317
Interest	272,776
Total Income	13,259,093
Expenses: Management fee	3,227,846
Administrator's fee	62,500
Services to shareholders	53,346
Custodian and accounting fees	736,141
Auditing	113,342
Legal	30,446
Directors' fees and expenses	77,139
Reports to shareholders	67,270
Other	45,093
Total expenses	4,413,123
Net investment income (loss)	8,845,970
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(5,784,642)
Real related transactions (including CPMF tax of $38,082)	(2,088,060)
(7,872,702)
Net unrealized appreciation (depreciation) during the period on: Investments	(57,269,512)
Real related transactions	(1,048,593)
(58,318,105)
Net gain (loss) on investment transactions	(66,190,807)
Net increase (decrease) in net assets resulting from operations	$ (57,344,837)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended June 30,
	2002	2001
Operations: Net investment income (loss)	$ 8,845,970	$ 11,014,354
Net realized gain (loss) on investment transactions	(7,872,702)	2,796,382
Net unrealized appreciation (depreciation) on investment transactions during the period	(58,318,105)	(70,579,829)
Net increase (decrease) in net assets resulting from operations	(57,344,837)	(56,769,093)
Distributions to shareholders from: Net investment income	(8,711,604)	(6,903,384)
Net realized gains	(3,040,843)	(8,218,494)
Fund share transactions:
Reinvestment of distributions	189,491	-
Net increase (decrease) in net assets from Fund share transactions	189,491	-
Increase (decrease) in net assets	(68,907,793)	(71,890,971)
Net assets at beginning of period	322,717,275	394,608,246
Net assets at end of period (including undistributed net investment income of $4,395,275 and $6,348,969, respectively)	$ 253,809,482	$ 322,717,275
Other Information
Shares outstanding at beginning of period	16,436,988	16,436,988
Shares issued to shareholders in reinvestment of distributions	13,132	-
Net increase (decrease) in Fund shares	13,132	-
Shares outstanding at end of period	16,450,120	16,436,988

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended June 30,	2002	2001	2000	1999[a]	1998[b]	1997[b]
Per Share Operating Performance
Net asset value, beginning of period	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42	$ 25.75
Income (loss) from investment operations: Net investment income (loss)[c]	.54	.67	.48	.26	.82	.60
Net realized and unrealized gain (loss) on investment transactions	(4.02)	(4.13)	6.80	2.00	(9.30)	3.33
Total from investment operations	(3.48)	(3.46)	7.28	2.26	(8.48)	3.93
Less distributions from: Net investment income	(.53)	(.42)	(.30)	(.15)	(.75)	(.51)
Net realized gains on investment transactions	(.19)	(.50)	-	-	(2.27)	(2.75)
Total distributions	(.72)	(.92)	(.30)	(.15)	(3.02)	(3.26)
Net asset value, end of period	$ 15.43	$ 19.63	$ 24.01	$ 17.03	$ 14.92	$ 26.42
Market value, end of period	$ 12.75	$ 15.15	$ 17.13	$ 14.75	$ 10.88	$ 21.00
Total Return
Per share net asset value (%)[d]	(17.54)	(14.01)	43.28	15.48**	(25.42)	19.75
Per share market value (%)[d]	(11.67)	(7.00)	17.99	37.22**	(31.61)	10.16
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	254	323	395	280	243	429
Ratio of expenses (%)	1.52	1.44	1.49	1.67*	1.56	1.46
Ratio of net investment income (loss) (%)	3.04	3.03	2.42	3.47*	3.57	1.91
Portfolio turnover rate (%)	3	8	14	4*	17	6

a For the six months ended June 30, 1999. On May 26, 1999, the Fund changed the fiscal year end from December 31 to June 30.
b Years ended December 31.
c Based on average shares outstanding during the period.
d Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Brazil Fund, Inc., (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, non-diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

At June 30, 2002, the exchange rate for the Brazilian Real was U.S. $.3541 to 1 Real.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At June 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $940,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until June 30, 2010, the expiration date.

In addition, from November 1, 2001, through June 30, 2002 the Fund incurred approximately $4,846,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending June 30, 2003.

The Fund is subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At June 30, 2002, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ 4,421,137
Undistributed net long-term capital gains	$ -
Capital loss carry forwards	$ 940,000
Unrealized appreciation (depreciation) on investments	$ 69,117,122

In addition, during the year ended June 30, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income*	$ 8,711,604
Distributions from long-term capital gains	$ 3,040,843

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended June 30, 2002, purchases and sales of investment securities (excluding short-term investments) aggregated $18,419,398 and $9,324,545, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Manager"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement Under the Management Agreement, the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable monthly under the Management Agreement is equal to an annual rate of 1.20% of the first $150,000,000 of the Fund's average weekly net assets, 1.05% of the next $150,000,000 of such net assets, 1.00% of the next $200,000,000 of such net assets and 0.90% of such net assets in excess of $500,000,000. Accordingly, for the year ended June 30, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 1.11% of the Fund's average weekly net assets.

The Fund and the Manager have an Administration Agreement with BankBoston Banco Multiplo S.A. ("BankBoston Banco"), pursuant to which BankBoston Banco acts as the Fund's Brazilian Administrator. The Fund has agreed to pay BankBoston Banco, for services rendered, an annual fee payable quarterly in Brazilian currency equal to $50,000 per year plus out-of-pocket expenses. For the year ended June 30, 2002, the Administrator's Fee amounted to $62,500, of which $12,500 is unpaid at June 30, 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Manager, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SISC aggregated $16,200, of which $1,350 is unpaid at June 30, 2002.

Scudder Service Corporation ("SSC"), a subsidiary of the Manager, is the shareholder communications agent of the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SSC aggregated $15,000, of which $1,250 is unpaid at June 30, 2002.

Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended June 30, 2002, the amount charged to the Fund by SFAC aggregated $160,065, of which $13,509 is unpaid at June 30, 2002.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Manager. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the year ended June 30, 2002, totaled $17,719 and are reflected as interest income on the Statement of Operations.

D. Foreign Investment and Exchange Controls in Brazil

Investing in Brazil may involve considerations not typically associated with investing in securities issued by domestic companies, such as more volatile prices and less liquid securities.

The Brazilian Government has exercised and continues to exercise substantial influence over many aspects of the private sector by legislation and regulation, including regulation of prices and wages.

Brazilian law imposes certain limitations and controls which generally affect foreign investors in Brazil. The Fund has obtained from the Brazilian Securities Commission authorization, subject to certain restrictions, to invest in Brazilian securities. Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on, and net realized capital gains from, its investments in Brazilian securities. Under its authorization, the Fund may also repatriate capital, but only to the extent necessary to distribute income and capital gains (as computed for U.S. federal income tax purposes), to pay expenses incurred outside of Brazil, to repay borrowings made for temporary or emergency purposes and in connection with the termination of the Fund (provided that the Fund's dissolution has been approved by shareholders of at least two-thirds of the Fund's outstanding shares). Under current Brazilian law, whenever there occurs a serious imbalance in Brazil's balance of payments or serious reasons to foresee the imminence of such an imbalance, Brazil's National Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations, which may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors, may limit the Fund's ability to make sufficient distributions, within applicable time periods, to qualify for the favorable U.S. tax treatment afforded to regulated investment companies.

The Fund is unable to predict whether further economic reforms or modifications to the existing policies by the Brazilian Government may adversely affect the liquidity of the Brazilian stock market in the future.

E. Ownership of the Fund

At June 30, 2002, one shareholder, President & Fellows of Harvard College, held 17% of the outstanding shares of the Fund.

F. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5.0 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Brazil Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Brazil Fund, Inc. (the "Fund") at June 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts August 14, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.185 per share from net long-term capital gains during its year ended June 30, 2002, of which 100% represents 20% rate gains.

The Fund paid foreign taxes of $1,440,841 and earned $10,507,252 of foreign source income during the year ended June 30, 2002. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.09 per share as foreign taxes paid and $0.64 per share as income earned from foreign sources for the year ended June 30, 2002.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Stockholder Meeting Results

A Special Meeting of Stockholders of The Brazil Fund, Inc. (the "fund"), was held on March 28, 2002, at the offices of Deutsche Investment Management Americas Inc. (then known as Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts 02110. At the meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To approve a new investment advisory, management and administration agreement for the fund with Zurich Scudder Investments, Inc.

Number of Votes:
For	Against	Withheld/Abstain
13,144,351	255,804	34,587

The Annual Meeting of Stockholders of The Brazil Fund, Inc., (the "fund"), was held on July 10, 2002, at the offices of Deutsche Investment Management Americas Inc., part of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Nicholas Bratt	12,414,655	136,645
William H. Luers	12,414,553	136,747
Kesop Yun	12,412,261	139,039

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gain distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company (the "Transfer Agent") and UMB Bank, N.A. (the "Plan Agent").

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Transfer Agent in writing otherwise. Such a notice must be received by the Transfer Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participants' account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gain distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that UMB Bank, N.A. will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Transfer Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Transfer Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Transfer Agent, it is suggested that participants send in voluntary cash payments to be received by the Transfer Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Transfer Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Transfer Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Transfer Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's and/or Transfer Agent's fees for the handling of the reinvestment of dividends and capital gain distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gain distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gain distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, each participant will be charged $1.00 for each such purchase. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

The fund reserves the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Transfer Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent is authorized to deduct a fee of 5% of the gross proceeds, to a maximum of $3.50, plus brokerage commissions from the sale transaction.

Transfer Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Transfer Agent. All correspondence (including notifications) should be directed to: The Brazil Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219066, Kansas City, MO 64121-9066, 1-800-294-4366.

Investment Manager

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Investment Management Americas Inc. (DeIM), which is part of Deutsche Asset Management, is the investment manager ( "Manager") for The Brazil Fund, Inc. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight, across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

In addition to the fund, DeIM also manages the assets of other closed-end investment companies which invest primarily in foreign securities including: Scudder New Asia Fund, Inc., Scudder Global High Income Fund, Inc., The Korea Fund, Inc., The Germany Fund, The New Germany Fund and The Central European Equity Fund.

Directors and Officers

The following table presents information about each Director of the Fund as of July 10, 2002. Each Director's age is in parentheses after his or her name. Unless otherwise noted, (i) each Director has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Director is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors have been duly elected and qualified.

Non-Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Robert J. Callander (71)
Director	2000 to present	Retired; Vice Chairman, Chemical Banking Corporation	4	Aramark Corporation (food service); Metropolitan Opera Association; Member, Council on Foreign Relations
Kenneth C. Froewiss (56)
Director	1997 to present	Clinical Professor of Finance, NYU Stern School of Business; Member, Finance Committee, Association for Asian Studies; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4	None

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
William H. Luers (73)
Director	1997 to present	President and Chief Executive Officer, United Nations Association of the United States of America	4	IDEX Corporation (manufacturer of pumps);
Wickes Lumber Company (building materials);
America Online Latin America (media communications);
The Gilman Foundation;
Rockefeller Brothers Fund (foundation);
Appeal of Conscience Foundation;
Member, Advisory Board, The Trust for Mutual Understanding;
Member, Executive Committee and Board of Directors, East-West Institute

Ronaldo A. da Frota Nogueira (63)
Director	1987 to present	Director and Chief Executive Officer, IMF Editora Ltda. (financial publisher)	4	Brazilian Association of Securities Analysts; Association of Certified International Investment Analysts
Susan Kaufman Purcell (60)
Director	2001 to present	Vice President, Council of the Americas; Vice President, Americas Society	4	Valero Energy Corp.;
Freedom House;
Women's Foreign Policy Group;
Foundation for Management Education in Central America;
Member, Advisory Board, The Inter-American Foundation;
Member, Council on Foreign Relations;
Member, The Economic Club of New York

Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Kesup Yun (57)
Director	2001 to present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4	None

Interested Directors[2]
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director[1]	Other Directorships Held
Richard T. Hale (56)
Director and Chairman	2002 to present	Managing Director, Deutsche Bank Securities Inc. (formerly DB Alex. Brown LLC) and Deutsche Asset Management Americas; Chairman, President and/or Director on the boards of certain other funds managed by DeIM or its affiliates; Director and President, Investment Company Capital Corp. (registered investment advisor) and Vice President, Deutsche Asset Management, Inc.	220	Director, Deutsche Global Funds, Ltd., CABEI Fund and North American Income Fund
Nicholas Bratt (54)
Director	1987 -1997, 2001 to present	Managing Director, Deutsche Investment Management Americas Inc.	4	Director, Korea Society (private society)

1 Each of the Directors also serves on the Boards of The Korea Fund, Inc., Scudder Global High Income Fund, Inc., and Scudder New Asia Fund, Inc., all of which are closed-end funds that are managed by DeIM.
2 Each Director listed under the heading "Interested Directors" is an "interested person" of the investment manager or of the fund within the meaning of the Investment Company Act of 1940, as amended, due to the fact that each is an employee of Deutsche Asset Management or an affiliate thereof.

The following table presents information about each Officer of the Fund as of July 10, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of Deutsche Asset Management or an affiliate thereof.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Nicholas Bratt (54)
President	1987 to present	Managing Director, Deutsche Asset Management
Judith A. Hannaway (49)
Vice President	1997 to present	Managing Director, Deutsche Asset Management
Curtis Butler (34)
Vice President	Commencing July 10, 2002	Vice President, Deutsche Asset Management since 2000; prior thereto, Vice President, Chase Asset Management, Latin American Equity Portfolios and Vice President, Lazard Freres, Emerging Markets Group
Tara Kenney (41)
Vice President	2000 to present	Senior Vice President, Deutsche Asset Management
Paul Rogers (46)
Vice President	1998 to present	Vice President, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Gary L. French (51)
Treasurer	April 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (44)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (40)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1998 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)
Bruce A. Rosenblum (41)
Vice President and Assistant Secretary	April 2002 to present	Director of Deutsche Asset Management since 2002; prior thereto, Vice President of Deutsche Asset Management 2000-2002; and partner with the law firm of Freedman, Levy, Kroll & Simonds

Notes

Notes